UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported): March 22, 2012

NEUROMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33351	04-3308180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

62 Fourth Avenue, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 890-9989
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a) On March 22, 2012, NeuroMetrix, Inc. (the “Company”) received a notice from the Listing Qualifications Department of the NASDAQ Stock Market indicating that, for the last 30 consecutive business days, the bid price for the Company’s common stock had closed below the minimum $1.00 per share required for continued inclusion on The NASDAQ Capital Market under NASDAQ Listing Rule 5550(a)(2). The notification letter states that pursuant to NASDAQ Listing Rule 5810(c)(3)(A) the Company will be afforded 180 calendar days, or until September 18, 2012, to regain compliance with the minimum bid price requirement. In order to regain compliance, shares of the Company’s common stock must maintain a minimum bid closing price of at least $1.00 per share for a minimum of ten consecutive business days. If the Company does not regain compliance by September 18, 2012, NASDAQ will provide written notification to the Company that the Company’s common stock will be delisted. At that time, the Company may appeal NASDAQ’s delisting determination to a NASDAQ Listing Qualifications Panel. Alternatively, the Company may be eligible for an additional 180 day grace period if it satisfies all of the requirements, other than the minimum bid price requirement, for listing on The NASDAQ Capital Market set forth in NASDAQ Listing Rule 5505. The notification letter has no effect at this time on the listing of the Company’s common stock on The NASDAQ Capital Market.

The Company intends to actively monitor the bid price for its common stock between now and September 18, 2012 while demonstrating progress in its diabetes focused business plan, particularly its commercial diagnostic product, NC-stat® DPNCheck™, and its therapeutic device under development, SENSUS™. The Company believes that this will improve investor confidence and increase the market valuation of its common stock.

Safe Harbor Statement

The statements contained in this Current Report on Form 8-K include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the Company’s or management’s expectations relating to the adoption of NC-stat DPNCheck and plans for commercializing SENSUS. While the Company believes the forward-looking statements contained in this Current Report on Form 8-K are accurate, there are a number of factors that could cause actual events or results to differ materially from those indicated by such forward-looking statements, including, without limitation, its estimates of future performance, including the expected timing of the launch of its SENSUS product; the timing, costs and other limitations involved in obtaining regulatory clearance or approval for its SENSUS product; and its ability to successfully develop, receive regulatory clearance or approval, commercialize and achieve market acceptance for any of its products. There can be no assurance that future developments will be those that the Company has anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors including those risks, uncertainties and factors referred to in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 24, 2012, as well as other documents that may be filed from time to time with the Securities and Exchange Commission or otherwise made public. The Company is providing the information in this Current Report on Form 8-K only as of the date hereof, and expressly disclaims any intent or obligation to update the information included in this Current Report on Form 8-K or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Date: March 23, 2012	/s/ THOMAS T. HIGGINS
Thomas T. Higgins
Senior Vice President, Chief Financial Officer
and Treasurer